SCHEDULE 14A INFORMATION

Proxy Statement Pursuant to Section 14(a) of the

Securities Exchange Act of 1934

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☐ Definitive Proxy Statement

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☐ Soliciting Material Pursuant to §240.14a-12

Spruce Biosciences, Inc.

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SPRUCE BIOSCIENCES, INC. 611 GATEWAY BOULEVARD, SUITE 740 SOUTH SAN FRANCISCO, CA 94080 Your Vote Counts! SPRUCE BIOSCIENCES, INC. 2024 Annual Meeting Vote by May 21, 2024 11:59 PM ET V45943-P06254 You invested in SPRUCE BIOSCIENCES, INC. and it’s time to vote! You have the right to vote on proposals being presented at the Annual Meeting. This is an important notice regarding the availability of proxy materials for the stockholder meeting to be held on May 22, 2024 at 9:00 a.m. Pacific Time at www.virtualshareholdermeeting.com/SPRB2024. Get informed before you vote View the Proxy Statement and Annual Report to Stockholders online OR you can receive a free paper or email copy of the material(s) by requesting prior to May 8, 2024. To view the voting material(s) online, visit www.ProxyVote.com and have your control number (indicated below) available. If you would like to request a copy of the material(s) for this and/or future stockholder meetings, you may (1) visit www.ProxyVote.com, (2) call 1-800-579-1639 or (3) send an email to sendmaterial@proxyvote.com. If sending an email, please include your control number (indicated below) in the subject line. Unless requested, you will not otherwise receive a paper or email copy. For complete information and to vote, visit www.ProxyVote.com Control # Smartphone users Point your camera here and vote without entering a control number Virtually at: Vote Virtually at the Meeting* May 22, 2024 9:00 AM PDT www.virtualshareholdermeeting.com/SPRB2024 *Please check the meeting materials for any special requirements for meeting attendance.

Vote at www.ProxyVote.com THIS IS NOT A VOTABLE BALLOT This is an overview of the proposals being presented at the upcoming stockholder meeting as described in the more completed proxy materials available to you online. You may view the proxy materials online at ProxyVote.com or easily request a paper copy (see reverse side). Please follow the instructions on the reverse side to vote these important matters. We encourage you to access and review all of the important information contained in the proxy materials before voting. Voting Items Prefer to receive an email instead? While voting on www.ProxyVote.com, be sure to click “Delivery Settings” Board Recommends 1. To elect the two Class I directors named below to hold office until the Company’s 2027 annual meeting of stockholders. Nominees: 01) Tiba Aynechi, Ph.D. 02) Kirk Ways, M.D., Ph.D. 2. To ratify the selection by the Audit Committee of the Board of Directors of BDO USA, LLP as the independent registered public accounting firm of the Company for the Company’s fiscal year ending December 31, 2024. NOTE: In their discretion, the proxies are authorized to vote upon such other business as may properly come before the meeting or any adjournments or postponements thereof. . V45944-P06254